                          SERVICING CERTIFICATE                           PAGE 5
--------------------------------------------------------------------------------

  MLCC Mortgage Investors, Inc.
  Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A              Current Collection Period: 01-Dec-97 to 31-Dec-97
                                                                                   P & S Agreement Date:                   01-Mar-97


  PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                                                  Current
                                                                                                                           ---------
  Class A Certificates, Series 1997A          LIBOR + 0.25%              6.37500%  Original Closing Date:     3/26/97      16-Dec-97
  Class B Certificates, Series 1997A          Alternate Rate             7.31417%  Distribution Date:                      15-Jan-98
                                                                                   Days in Accrual Period                         31
                                                                                                                           15-Dec-97
                                                                                                                           14-Jan-98

                                  Weighted Avg Mtg Rate (WAC)            7.69341%
  LIBOR      6.12500%             Weighted Avg Net Mtg Rate (Alt. Rate)  7.31417%

   ---------------------------------------------------------------------------------------------------------------------------------

 1      Beginning Pool Principal Balance
 2      Beginning Pool Balance Factor
   ---------------------------------------------------------------------------------------------------------------------------------

 3      Beginning Class A Principal Balance
 4      Beginning Class B Principal Balance
   ---------------------------------------------------------------------------------------------------------------------------------

 5      Aggregate of all Monthly Principal Payments                                                                (P&S 5.08i    )
 6      Aggregate of all Principal Prepayments Received                                                            (P&S 5.08i    )
 7      Aggregate of any Net Liquidation Proceeds Received                                                         (P&S 5.08iii  )
 8      Aggregate of any Insurance Proceeds Received                                                               (P&S 5.08iv   )
 9      Aggregate of any Awards or Settlements From Condemnation Proceedings                                       (P&S 5.08v    )
10      Aggregate of any Proceeds From Repurchased Mortgage Loans                                                  (P&S 5.08vi   )
11      Aggregate of any Revenues From Fidelity Bond or Mortgage Interest Insurance Policy                         (P&S 5.08vii  )
12      Aggregate of any Revenues From Foreclosure or Deed Net of any Advances                                     (P&S 5.08viii )
13      Current Principal Advances
14      Current Servicer Principal Reimbursements
15      Total Principal Available For Distribution (5+6+7+8+9+10+11+12+13-14)
16      Unrecovered Principal Amounts (Liquidation Loss)
17      Aggregate of all Interest Payments Received                                                                (P&S 5.08ii   )
17a     Prefunding Account Interest Earned                                                                         (P&S 5.14b    )
17b     Accrued Interest at Cl A pass-through rate x Pre-funded Amount for 11 days (1st dist only)                 (P&S 6.01a    )
18      Current Servicing Fee                                                                                      (P&S 5.08ii   )
19      Monthly Interest Advance (Recovery) based on Delinquent Accounts                                           (P&S 6.02vii  )
19 i.   Current Servicer Interest Advance (Recovery)
20      Scheduled Formula Principal Distribution Amount (5+13-14)
21      Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)
22      Total Interest Available For Distribution (17+17a+17b-18+19i)
23      Total Funds Available For Distribution (15+22)

        ----------------------------------------------------------------------------------------------------------------------------
24      Formula Principal Distribution Amount  (Lines 20 + 21)
        ----------------------------------------------------------------------------------------------------------------------------
                                                                                                      WATERFALL
25 i.   Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                                          (P&S 6.02i    )
   ii.  Class A Percentage  x  Scheduled Formula Principal Distribution Amount (Line 20)
   iii. Class A Prepayment Percentage
   iv.  Class A Prepayment Percentage  x  Unscheduled Formula Principal Distribution Amount
   v.   Class A Total Distribution Allocable to Principal                                                 2
   vi.  Class A Recovered Principal Amount
   vii  Class A Unrecovered Principal Amount                                                              7

26 i.   Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)                           1        (P&S 6.02ii   )
   ii.  Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                                             (P&S 6.02ii   )
   iii. Class A Current Interest  (pass-through rate x A's upb)                                                    (P&S 6.02ii   )
   iv.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)               (P&S 6.02iii  )

   v.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)               (P&S 6.02iii  )
   vi.  Class A Unpaid Interest Shortfall included in 26i.  (when 26iii. > 0: min of 26i. and 26iv.)               (P&S 6.02iii  )
   viii.Class A Interest Shortfall  (26ii. - 26i.)                                                                 (P&S 6.02iii  )
   ---------------------------------------------------------------------------------------------------------------------------------

27 i    Current Certificate Insurance Premium                                                             3
   ii.  Reimbursement Amount                                                                              4        (P&S 6.02vi   )
   iii. Redirection of Certificate Insurance
   iv.  Total Amount to Certificate Insurer
   ---------------------------------------------------------------------------------------------------------------------------------

28 i    Subordinated Percentage                                                                                    (P&S 6.02i    )
   ii   Subordinated Percentage of Scheduled Formula Principal Distribution Amount
   iii. Subordinated Prepayment Percentage
   iv.  Subordinated Prepayment Percentage of Unscheduled Formula Principal Distribution Amount
   v.   Class B Total Distribution Allocable to Principal                                                 8
   vi.  Class B Recovered Loss Amount                                                                     9
   vii  Class B Unrecovered Loss Amount

29 i    Class B Total Distribution Allocable to Interest                                                  6        (P&S 6.02ii   )
   ii.  Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                            (P&S 6.02ii   )
   iii. Class B Current Interest (pass-through rate x B's upb)                                                     (P&S 6.02iii  )
   iv.  Class B Unpaid Interest Shortfall  (Class B's interest s/f from preceding distribution date)               (P&S 6.02iii  )

   v.   Class B Unpaid Interest Shortfall  (Class B's interest s/f from preceding distribution date)
   vi.  Class B Unpaid Interest Shortfall included in 26i.  (when 29iii. Greater Than 0: min of 29i. and 29iv.)
   viii.Class B Interest Shortfall  (29ii. - 29i.)
   ---------------------------------------------------------------------------------------------------------------------------------

30 i.   Cumulative Master Servicer Advanced Interest                                                               (P&S 6.02v    )
   ii.  Cumulative Master Servicer Advanced Principal
   ---------------------------------------------------------------------------------------------------------------------------------

31 i.   Beginning Reserve Fund Balance                                                                             (P&S 6.06     )
   ii.  Current Reserve Fund Deposit                                                                      5
   iii  Current Reserve Fund Advances
   iv.  Ending Reserve Fund Balance (required amount = $250,000)
   ---------------------------------------------------------------------------------------------------------------------------------

32 i.   Available Excess Interest
   ii.  Distribution Account Shortfall                                                                             (P&S 6.02xvi  )
   iii  Class R Distribution Amount For Such Distribution Date                                           10
   ---------------------------------------------------------------------------------------------------------------------------------

33 i.   Ending Pool Principal Balance                                                                              (P&S 6.02vii  )
   ii.  Ending Pool Balance Factor
   ---------------------------------------------------------------------------------------------------------------------------------

34      Ending Class A Principal Balance
35      Ending Class B Principal Balance
   =================================================================================================================================

    ----------------------------------------------------------------------------------------------------------------------------

 1        Beginning Pool Principal Balance                                                                        276,135,138.58
 2        Beginning Pool Balance Factor                                                                                83.972625%
    ----------------------------------------------------------------------------------------------------------------------------

 3        Beginning Class A Principal Balance                                                                     272,023,665.58
 4        Beginning Class B Principal Balance                                                                       4,111,473.00
    ----------------------------------------------------------------------------------------------------------------------------

 5        Aggregate of all Monthly Principal Payments                                                                       0.00
 6        Aggregate of all Principal Prepayments Received                                                           4,111,376.41
 7        Aggregate of any Net Liquidation Proceeds Received                                                                0.00
 8        Aggregate of any Insurance Proceeds Received                                                                      0.00
 9        Aggregate of any Awards or Settlements From Condemnation Proceedings                                              0.00
10        Aggregate of any Proceeds From Repurchased Mortgage Loans                                                   201,000.00
11        Aggregate of any Revenues From Fidelity Bond or Mortgage Interest Insurance Policy                                0.00
12        Aggregate of any Revenues From Foreclosure or Deed Net of any Advances                                            0.00
13        Current Principal Advances                                                                                        0.00
14        Current Servicer Principal Reimbursements                                                                         0.00
15        Total Principal Available For Distribution (5+6+7+8+9+10+11+12+13-14)                                     4,312,376.41
16        Unrecovered Principal Amounts (Liquidation Loss)                                                                  0.00
17        Aggregate of all Interest Payments Received                                                               1,797,848.60
17a       Prefunding Account Interest Earned                                                                                0.00
17b       Accrued Interest at Cl A pass-through rate x Pre-funded Amount for 11 days (1st dist only)                        0.00
18        Current Servicing Fee                                                                                        46,355.16
19        Monthly Interest Advance (Recovery) based on Delinquent Accounts                                            (27,497.90)
19  i.    Current Servicer Interest Advance (Recovery)                                                                (27,497.90)
20        Scheduled Formula Principal Distribution Amount (5+13-14)                                                         0.00
21        Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                      4,312,376.41
22        Total Interest Available For Distribution (17+17a+17b-18+19i)                                             1,723,995.54
23        Total Funds Available For Distribution (15+22)                                                            6,036,371.95

    ----------------------------------------------------------------------------------------------------------------------------
24        Formula Principal Distribution Amount  (Lines 20 + 21)                                                    4,312,376.41
    ----------------------------------------------------------------------------------------------------------------------------

25  i.    Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                                                98.51%
    ii.   Class A Percentage  x  Scheduled Formula Principal Distribution Amount (Line 20)                                  0.00
    iii.  Class A Prepayment Percentage                                                                                   100.00%
    iv.   Class A Prepayment Percentage  x  Unscheduled Formula Principal Distribution Amount                       4,312,376.41
    v.    Class A Total Distribution Allocable to Principal                                                         4,312,376.41
    vi.   Class A Recovered Principal Amount                                                                                0.00
    vii   Class A Unrecovered Principal Amount                                                                              0.00

26  i.    Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)                                   1,493,296.58
    ii.   Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                                            1,493,296.58
    iii.  Class A Current Interest  (pass-through rate x A's upb)                                                   1,493,296.58
    iv.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)                      0.00

    v.    Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)                      0.00
    vi.   Class A Unpaid Interest Shortfall included in 26i.  (when 26iii. > 0: min of 26i. and 26iv.)                      0.00
    viii. Class A Interest Shortfall  (26ii. - 26i.)                                                                        0.00
    ----------------------------------------------------------------------------------------------------------------------------

27  i     Current Certificate Insurance Premium                                                                        27,038.23
    ii.   Reimbursement Amount                                                                                              0.00
    iii.  Redirection of Certificate Insurance                                                                              0.00
    iv.   Total Amount to Certificate Insurer                                                                          27,038.23
    ----------------------------------------------------------------------------------------------------------------------------

28  i     Subordinated Percentage                                                                                           1.49%
    ii    Subordinated Percentage of Scheduled Formula Principal Distribution Amount                                        0.00
    iii.  Subordinated Prepayment Percentage                                                                                0.00%
    iv.   Subordinated Prepayment Percentage of Unscheduled Formula Principal Distribution Amount                           0.00
    v.    Class B Total Distribution Allocable to Principal                                                                 0.00
    vi.   Class B Recovered Loss Amount                                                                                     0.00
    vii   Class B Unrecovered Loss Amount                                                                                   0.00

29  i     Class B Total Distribution Allocable to Interest                                                             25,895.34
    ii.   Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                              25,895.34
    iii.  Class B Current Interest (pass-through rate x B's upb)                                                       25,895.34
    iv.   Class B Unpaid Interest Shortfall  (Class B's interest s/f from preceding distribution date)                      0.00

    v.    Class B Unpaid Interest Shortfall  (Class B's interest s/f from preceding distribution date)                       -
    vi.   Class B Unpaid Interest Shortfall included in 26i.  (when 29iii. Greater Than 0: min of 29i. and 29iv.)            0.00
    viii. Class B Interest Shortfall  (29ii. - 29i.)                                                                         0.00
    -----------------------------------------------------------------------------------------------------------------------------

30  i.    Cumulative Master Servicer Advanced Interest                                                                 406,711.91
    ii.   Cumulative Master Servicer Advanced Principal                                                                      0.00
    -----------------------------------------------------------------------------------------------------------------------------

31  i.    Beginning Reserve Fund Balance                                                                               250,000.00
    ii.   Current Reserve Fund Deposit                                                                                       0.00
    iii   Current Reserve Fund Advances                                                                                      0.00
    iv.   Ending Reserve Fund Balance (required amount = $250,000)                                                     250,000.00
    -----------------------------------------------------------------------------------------------------------------------------

32  i.    Available Excess Interest                                                                                    177,765.39
    ii.   Distribution Account Shortfall                                                                                     0.00
    iii   Class R Distribution Amount For Such Distribution Date                                                       177,765.39
    -----------------------------------------------------------------------------------------------------------------------------

33  i.    Ending Pool Principal Balance                                                                            271,822,762.17
    ii.   Ending Pool Balance Factor                                                                                    82.661233%
    -----------------------------------------------------------------------------------------------------------------------------

34        Ending Class A Principal Balance                                                                         267,711,289.17
35        Ending Class B Principal Balance                                                                           4,111,473.00
    =============================================================================================================================

                     STATEMENT TO CERTIFICATEHOLDERS                      PAGE 6
--------------------------------------------------------------------------------

 MLCC Mortgage Investors, Inc.
 Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A              Current Collection Period:  01-Dec-97 to 31-Dec-97

 PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                          LIBOR=    6.1250%
 Class A Certificates, Series 1997A          LIBOR + 0.25%              6.37500%  Original Closing Date:                 16-Dec-97
 Class B Certificates, Series 1997A          Alternate Rate             7.31417%  Distribution Date:                     15-Jan-98

                                 Weighted Avg Net Mtg Rate (Alt. Rate)  7.31417%

        ----------------------------------------------------------------------------------------------------------------------------

 1 i.   Class A Total Distribution Allocable to Principal                                                                 13.279965
   ii.  Class A Percentage  x  Scheduled Formula Principal Distribution Amount (Line 20)                                   0.000000
   iii. Class A Prepayment Percentage  x  Unscheduled Formula Principal Distribution Amount                               13.279965
   iv   Class A Recovered Principal Amount                                                                                 0.000000
   v    Class A Unrecovered Principal Amount                                                                               0.000000

 2 i.   Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)                                            4.598607
   ii.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)                       4.598607
   iii. Class A Unpaid Interest Shortfall included in 26i.  (when 26iii. > 0: min of 26i. and 26iv.)                       0.000000
   iv   Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)                       0.000000

        ----------------------------------------------------------------------------------------------------------------------------

 3 i.   Class B Total Distribution Allocable to Principal                                                                  0.000000
   ii.  Subordinated Percentage of Scheduled Formula Principal Distribution Amount                                         0.000000
   iii. Subordinated Prepayment Percentage of Unscheduled Formula Principal Distribution Amount                            0.000000
   iv   Class B Recovered Loss Amount                                                                                      0.000000
   v    Class B Unrecovered Loss Amount                                                                                    0.000000

 4 i.   Class B Total Distribution Allocable to Interest                                                                   6.298312
   ii.  Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                                    6.298312
   iii. Class B Current Interest (pass-through rate x B's upb)                                                             6.298312
   iv   Class B Unpaid Interest Shortfall  (Class B's interest s/f from preceding distribution date)                       0.000000
        ----------------------------------------------------------------------------------------------------------------------------

 5      Ending Pool Principal Balance                                                                                271,822,762.17
 6      Ending Pool Balance Factor                                                                                        82.661233%

 7      Ending Class A Principal Balance                                                                             267,711,289.17
 8      Ending Class B Principal Balance                                                                               4,111,473.00
        ----------------------------------------------------------------------------------------------------------------------------

 9 i.   Current Master Servicer Advanced (Recovered) Interest                                                            (27,497.90)
   ii.  Current Master Servicer Advanced (Recovered) Principal                                                                 0.00
   iii. Current Trustee Advanced Interest                                                                                      0.00
   iv   Current Trustee Advanced Principal                                                                                     0.00
   v    Additional Servicing Compensation                                                            (P&S 6.02ix  )            0.00
   vi   Amount of Servicing Advances Paid by Master Servicer                                         (P&S 6.02 x  )            0.00
   vii  Formula Principal Amount & Unrecovered Principal Amounts                                     (P&S 6.02iv  )            0.00
   viii Amount of Delinquencies of Mortgage Loans                                                                         54,798.39
   ix   CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:                         15-JAN-98                                     0.00000%
   x    CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:                         15-JAN-98                                     0.00000%
        ----------------------------------------------------------------------------------------------------------------------------

10 i    Number of Mortgage Loans 30 to 59 Days Delinquent                                                                        17
   ii   Aggregate Principal Balances of Mortgage Loans 30 to 59 Days Delinquent                                        6,138,720.60
11 i    Number of Mortgage Loans 60 to 89 Days Delinquent                                                                         2
   ii   Aggregate Principal Balances of Mortgage Loans 60 to 89 Days Delinquent                                        1,153,700.00
12 i    Number of Mortgage Loans 90 or More Days Delinquent                                                                       0
   ii   Aggregate Principal Balances of Mortgage Loans 90 or More Days Delinquent                                              0.00
13 i    Number of Mortgage Loans in Foreclosure                                                                                   0
   ii   Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                          0.00

14      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                              0.00
15      Aggregate Net Liquidation Losses from Liquidated Mortgage Loans                              (P&S 6.02xiii)            0.00
        ============================================================================================================================